Filed pursuant to

Rule 497(d)

AmericaFirst Quantitative Trust - AmericaFirst Defensive Growth & Income Portfolio, SERIES 3

Supplement to the Prospectus dated September 9, 2013

Notwithstanding anything to the contrary in the prospectus, as of the date of this supplement the Vanguard Health Holding Company II LLC bond will not be included in the portfolio due to the issuer’s exercise of a call provision which will be effective as of October 31, 2013. For unitholders of record as of February 15th, 2014, the principal received by the trust as a result of this redemption is expected to be distributed on the last business day of February, 2014. The issuer’s early redemption of this bond may result in the trust receiving less income than otherwise anticipated, and further, may impact the estimated costs and expenses presented in the prospectus.

Supplement Dated: October 25, 2013